SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-SYRATECH CORP.

          GABELLI FUNDS, INC.
               THE GABELLI VALUE FUND,INC.
                                 1/28/97           15,000            31.8000
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                 1/31/97           15,000            31.9250
                                 1/29/97           10,000            31.8000
               THE GABELLI ABC FUND
                                 1/30/97           13,000            31.8000
          GAMCO INVESTORS, INC.
                                 1/24/97            1,000-             *DO
                                 1/24/97            1,000-           31.5000
                                 1/20/97            3,500-           31.5000
                                 1/17/97            8,000-           31.5000
                                 1/06/97            1,200-           31.3750
          GABELLI ASSOCIATES LTD
                                 1/24/97            8,000            31.5769
                                 1/23/97           20,000            31.6250
          GABELLI ASSOCIATES FUND
                                 1/31/97            7,800            31.7500
                                 1/30/97            5,000            31.7500
                                 1/29/97           20,000            31.7488
                                 1/28/97            5,000            31.7500
                                 1/27/97              300            31.3750
                                 1/24/97            5,000            31.5769











          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.

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